SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the registrant  ☒        Filed by a Party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material pursuant to Rule 14a-12

Aon plc
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, schedule or registration statement no.:

	(3)	Filing party:

	(4)	Date filed:

On July 28, 2020, Aon plc (“Aon”) posted the following links to its website: (i) Covid-19 will alter the way insureds see tail risk: Aon’s Case (https://insuranceinsider.com/articles/133258/covid-19-will-alter-the-way-insureds-see-tail-risk-aons-case); and (ii) Case & Haley: Covid-19 further validates Aon-WTW deal logic (https://www.theinsurer.com/viewpoint/case-and-haley-covid-19-further-validates-aon-wtw-deal-logic/8530.article). The links are to materials that relate to Aon’s previously announced combination with Willis Towers Watson Public Limited Company (“WTW”).

NO OFFER OR SOLICITATION

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as a result of the proposed combination by means of a scheme of arrangement are anticipated to be issued in reliance upon the exemption from the registration requirements of the U.S. Securities Act pursuant to the exemption from registration set forth in Section 3(a)(10) thereof. Subject to the provisions of the business combination agreement entered to into between Aon and WTW and with the Irish Takeover Panel’s consent, the proposed combination will be implemented solely by means of the scheme documentation, which contains the full terms and conditions of the proposed combination, including details of how shareholders of Aon and WTW may vote in respect of the proposed combination.

IMPORTANT ADDITIONAL INFORMATION FILED WITH THE SEC

Aon and WTW have prepared and distributed a joint proxy statement (containing the scheme documentation) to shareholders of Aon and WTW, containing further information relating to the implementation of the proposed combination, the full terms and conditions of the scheme, notices of the shareholders meetings of Aon and WTW and information on the Class A ordinary shares of Aon to be issued under the proposed combination. The definitive joint proxy statement was filed with the SEC on July 8, 2020. The definitive proxy statement, when filed, as well as Aon’s and WTW’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Aon’s filings, at Aon’s website at ir.aon.com, and in the case of WTW’s filings, at WTW’s website at investors.willistowerswatson.com. BEFORE MAKING ANY VOTING DECISION, HOLDERS OF SECURITIES OF AON AND/OR WTW ARE URGED TO READ THOSE FILINGS AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED COMBINATION, INCLUDING ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED COMBINATION AND THE PARTIES THERETO. Any vote in respect of resolutions to be proposed at the WTW shareholders meetings to approve the proposed combination, the scheme or related matters, or other responses in relation to the proposed combination, should be made only on the basis of the information contained in the joint proxy statement (including the scheme documentation). Similarly, any vote in respect of resolutions to be proposed at the meeting of Aon’s shareholders to approve the issuance of Class A ordinary shares of Aon under the proposed combination should be made only on the basis of the information contained in the joint proxy statement (including the scheme documentation).

PARTICIPANTS IN THE SOLICITATION

Aon, WTW and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed combination. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive joint proxy statement. Additional information about Aon’s directors and executive officers is contained in Aon’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, and Aon’s Proxy Statement on Schedule 14A, dated and filed with the SEC on April 24, 2020. Additional information about WTW’s directors and executive officers is contained in WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, and WTW’s Proxy Statement on Schedule 14A, dated and filed with the SEC on April 27, 2020.

FORWARD-LOOKING STATEMENTS

This communication contains certain statements that are forward-looking, as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations of management about future events. Forward-looking statements can often, but not always, be identified by the use of words such as “plans,” “expects,” “is subject to,” “budget,” “scheduled,” “estimates,” “forecasts,” “potential,” “continue,” “intends,” “anticipates,” “believes” or variations of such words, and statements that certain actions, events or results “may,” “could,” “should,” “would,” “might” or “will” be taken, occur or be achieved. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to be correct. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Such factors include, but are not limited to, the possibility that the proposed combination will not be consummated, failure to obtain necessary shareholder or regulatory approvals or to satisfy any of the other conditions to the proposed combination, adverse effects on the operating results and/or the market price of securities of Aon and/or WTW for any reason, including, without limitation, because of the failure to consummate the proposed combination, the failure to realize the expected benefits of the proposed combination (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed combination, negative effects of an announcement of the proposed combination, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed combination on the market price of securities of Aon and/or WTW, significant transaction and integration costs or difficulties in connection with the proposed combination and/or unknown or inestimable liabilities, litigation associated with the proposed combination, the potential impact of the announcement or consummation of the proposed combination on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak, such as COVID-19) that affect the combined companies following the consummation of the proposed combination. The factors identified above are not exhaustive. Aon, WTW and their respective subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Other unknown or unpredictable factors could also cause actual results and developments to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements should therefore be construed in the light of such factors. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Further information concerning Aon and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect Aon’s results of operations and financial condition, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020, Aon’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, filed with the SEC on May 1, 2020, and additional documents filed by Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon’s businesses. Further information concerning WTW and its businesses, including economic, competitive, governmental, regulatory, technological and other factors that could materially affect WTW’s results of operations and financial condition, is contained in WTW’s filings with the SEC. See WTW’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 26, 2020, WTW’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, filed with the SEC on April 30, 2020 and additional documents filed by WTW with the SEC for a further discussion of these and other risks and uncertainties applicable to WTW’s businesses. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Other than in accordance with legal or regulatory obligations, neither Aon nor WTW is under any obligation, and each expressly disclaims any intention or obligation, to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to Aon, WTW and/or any person acting on behalf of either of them are expressly qualified in their entirety by the foregoing.